UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2016

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant's telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Notice of Earnings Call

On November 15, 2016, at 1:00 p.m., Eastern Time, Corporate Capital Trust, Inc., a non-traded business development company that provides individuals the opportunity to invest in the debt of privately owned American companies (the “Company”), will hold an earnings call to discuss the Company’s financial results for the nine months and the quarter ended September 30, 2016 (the “Earnings Call”).

The Earnings Call can be accessed by dialing (866)-777-2509; a passcode is not required. A recording of the Earnings Call will be available on the Company’s website, CorporateCapitalTrust.com, approximately 48 hours after the Earnings Call, and will remain available on the Company’s website for approximately 30 days.

A copy of the Company’s press release announcing the date and time of the Earnings Call is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Corporate Capital Trust, Inc., dated October 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2016		CORPORATE CAPITAL TRUST, INC. a Maryland Corporation

	By:	/s/ Steven D. Shackelford
Steven D. Shackelford President and Chief Financial Officer